AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

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                                      PAID
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                                                     SALOMON BROTHERS
                                                     WORLDWIDE INCOME FUND INC

                                                   ANNUAL REPORT
                                                   October 31, 2000

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

November 24, 2000

Dear Shareholders:

We are pleased to provide you this annual report for the Salomon Brothers Worldwide Income Fund Inc (the "Fund") as of October 31, 2000. Included in this report is an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high-yield bond market, a listing of the Fund's investments as of October 31, 2000 and audited financial statements for the year ended October 31, 2000.

During the twelve months ended October 31, 2000, the net asset value ("NAV")(1) of the Fund increased from $11.77 per share at October 31, 1999 to $12.96 per share at October 31, 2000. In addition, income dividends totaling $1.67 were paid during this period. Assuming reinvestments of these dividends in additional shares of the Fund, the total rate of return based on the net asset value for the period was 25.30%.

During the same period, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),(2) returned 20.49% and the Salomon Smith Barney High-Yield Bond Market Index ("SSB High Yield Bond Market Index ")(3) declined 1.29%. The Fund's performance was the result of several factors which we will highlight below.

EMERGING MARKET DEBT

The Fund's fiscal year opened in the lead up to Y2K, which after a year of frenzied discussions and predicted financial disasters passed by with no major disruptions. Emerging markets debt returns were impressive. The Fund returned 25.30%, outperforming the EMBI+ which returned 20.49% for the Fund's fiscal year ending October 31, 2000.

The U.S. Federal Reserve Board ("Fed") was extremely active over the course of the year, raising short-term interest rates 175 basis points4 as it sought to slow the rate of growth in the U.S. economy and keep inflation in check. The shift to floating currency exchange regimes in a number of emerging market countries has reduced the direct impact of U.S. interest rate increases on their economies. Floating exchange regimes help insulate domestic rates from moves in U.S. rates.

---------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
3 SSB High-Yield Bond Market Index is a broad-based unmanaged index of high yield securities. Please note an investor cannot invest directly in an index. 4 A basis point is 0.01% or one one-hundredth of a percent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

In this rising interest rate environment, emerging markets continued to perform well relative to other fixed-income asset classes. The Salomon Smith Barney Broad Investment Grade Index ("SSB BIG Bond Index")5 returned 7.28% while the SSB High Yield Bond Market Index declined 1.29% for the period.

Return volatilities for emerging markets debt remained substantially lower relative to year-earlier levels. During the period, volatility for the EMBI+ totaled 8.27% versus 16.55% during the year-earlier period. We believe the decline in volatility in emerging market debt is a function of reduced leverage in the market coupled with expanded investor interest in the asset class.

Commodity prices in general and oil prices in particular moved higher during the period. Oil prices closed October in excess of $32 per barrel, up 45% for the year and had peaked at $37.20 this past September 20th. This trend of higher oil prices has benefited oil producing emerging market countries including Russia, Algeria, Venezuela, Mexico, Ecuador and Colombia.

We believe that the improved outlook for world economic growth has encouraged investors to increase commitments to emerging markets debt. The strength of the economic recovery in Asia, an important market for Latin American exports, has benefited emerging markets debt. Evidence of cyclical recoveries in Brazil and Venezuela also improved the outlook for investors. We also believe that the success of numerous Brady bond exchanges late in 1999 was further evidence of strength in the emerging markets. Brazil, Mexico and the Philippines each exchanged a portion of their Brady debt for uncollateralized global bonds, reducing their overall debt servicing costs. We think this positive trend is likely to continue during future periods of market stability.

Individual country performance during the period followed the pattern of 1999, with strong out-performance concentrated in few countries. Individual country performance was dominated by Russia, which returned 115.93% (as measured by the EMBI+) during the period. Ecuador rebounded during the period, returning 60.28% (as measured by the EMBI+), outperforming the EMBI+ by a significant margin. Mexico performed more in line with the returns of the EMBI+, posting a 20.78% return (as measured by the EMBI+) for the period. The remaining thirteen countries in the EMBI+ underperformed. However, on a more promising note, five of these underperforming countries posted double-digit returns.

---------------

5 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note an investor cannot invest directly in an index.
PAGE 2
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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

The following is a brief description of developments in key countries over the past twelve months:

RUSSIA

Russia's impressive returns were the result of a variety of important fundamental developments that occurred over the course of the year.

- Vladimir Putin was elected and inaugurated President. Mr. Putin has moved aggressively to re-assert federal power over Russia's vast regions.

- Russia successfully concluded a debt restructuring agreement with the London Club6 of creditors. The Russian government signed the agreements and the debt exchange closed in August 2000. The terms of the debt exchange were favorable for Russia. Completion of the restructuring permits Russia to seek future funding from the international capital markets.

- Tax collections continued to run ahead of budget levels, leading to a stronger than anticipated fiscal balance.

- Rising oil prices helped expand Russia's hard currency reserve position. Russian reserves have doubled over the previous year and now exceed $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook. We continue to remain overweight in Russian debt.

ECUADOR

Ecuador returns were also impressive, posting a 60.28% gain (as measured by the EMBI+) during the period. Ecuador rebounded in the first quarter of 2000 and out-performed the EMBI+ sizably through October of 2000. Ecuador is attempting to restructure its economy to make it more creditworthy. The bond market was encouraged by Ecuador's willingness to enact a dollarization program and agree to a number of International Monetary Fund ("IMF") guidelines. These guidelines are part of a $2 billion, three-year agreement with the IMF.

MEXICO

Mexico posted solid returns of 20.78% (as measured by the EMBI+) during the period. The key development for Mexico during the year was the election of Vincente Fox, PAN party

---------------

6 The London Club is the official group of creditors lending to emerging market governments.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

candidate, as President. The election marked the first defeat for the PRI party in over 70 years of presidential politics. The market viewed the election results favorably. This evolutionary opening of its political system further established Mexico as a leading credit in emerging markets. In addition to enhancements to the political regime in Mexico, their foreign currency debt rating was upgraded by Moody's Investor Service to investment-grade7 (Baa3.) The ratings agency cited sound fiscal policies, increased political stability and a reduced debt burden in explaining its rationale for the upgrade. The ratings upgrade attracted additional investors into emerging markets debt as Mexico was added to investment grade debt indexes. The election result, coupled with its investment grade rating reinforces Mexico's status as the favorite emerging markets debt investment of "cross-over buyers" (non-dedicated, first time emerging market investors).

BRAZIL

Brazil performed more in line with the EMBI+, underperforming slightly for the period, posting a return of 19.38% (as measured by the EMBI+). Positive gross domestic product ("GDP")8 growth coupled with disciplined expenditure controls led to good fiscal results. These improved fiscal results have had a positive impact on Brazilian interest rates and debt levels. The ratio of net public debt to GDP has stabilized at approximately 50%. The appreciation of the Real in recent months has reduced the local currency value of external and dollar-linked domestic debt. We believe the Brazilian economy (as measured by the GDP) is on track to grow at a rate of 3% for 2000. In addition, negotiations with the IMF have led Brazil to lower its target for foreign currency reserves, giving its central bank additional flexibility in supporting the local currency.

VENEZUELA

Venezuela returned 15.55% (as measured by the EMBI+) during the Fund's fiscal year. Oil price strength has continued to be a bright spot for the Venezuelan economy. The additional revenue from oil has helped limit the size of the federal budget deficit during a period of economic contraction. We believe that Venezuela's large volume of oil production and its relatively low debt load make it a compelling area to invest in. Moreover, Venezuela financed its 1999 deficit domestically, without turning to international capital markets. Politics has been the other key influence on returns in Venezuela this past year. President Chavez was re-elected to a six year term of office in July. We believe Venezuela's debt remains competitive at current spread levels (approximately 115 basis points over the EMBI+).

---------------

7 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
8 GDP is the market value of the goods and services produced by labor and property. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

ARGENTINA

Argentina continues to deliver disappointing returns, 5.32% (as measured by the EMBI+), during the period as it slipped further into recession. Operating with a tight fiscal budget and weak domestic demand, real economic recovery is struggling. We believe that the Argentine economy must grow at a more accelerated pace in order to reduce the fiscal pressure of its debt amortization schedule. Argentina's federal government is presently working with the IMF while negotiating with its congress and the provincial governments to develop a plan to freeze government spending and stimulate economic growth.

PERU

On a final note, Peru's debt performance significantly trailed the EMBI+ return for the period, returning 2.78% (as measured by the EMBI+). Peru is currently immersed in a political crisis following the resignation of President Fujimori and pending elections. The president's resignation was precipitated by heightened allegations of election fraud. A new election is scheduled for April 2001. Fujimori will remain interim president until the election and will not stand for re-election. While the situation is likely to remain volatile, Peru remains totally committed to servicing its debt.

OUTLOOK

The emerging market sector of the bond market closed the month of October with spreads at 745 basis points over U.S. Treasuries. We believe the forces that led to strong emerging markets performance over the last two years remain intact. Reduced volatility levels and improving country fundamentals should continue to drive valuations in emerging countries. In addition, six emerging countries are on alert for credit upgrade by the rating agencies. Our outlook for emerging markets debt is positive. We believe that we are being well compensated for the risks in emerging markets at current spread levels.

U.S. HIGH-YIELD SECURITIES.

The U.S. high-yield bond market returned a negative 2.96% for the year ended October 31, 2000, as reported by the SSB High-Yield Bond Market Index. For most of the fiscal year, concerns over continued strong growth in the U.S. economy and rising energy prices heightened inflation worries, which resulted in a string of interest rate hikes by the Fed. From November 1999 until May 2000, the Fed lifted its target rate for overnight bank lending four times, a total of 1.25%, to 6.50%. The Fed's rate increases caused significant concern and uncertainty in the fixed-income and equity markets as to the ultimate end of the rate increases and the sustainability of robust economic growth. The resulting rise in long-term interest rates and volatility in the U.S. equity markets put pressure on the high-yield bond market, both in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

terms of asset pricing and liquidity. These pressures were compounded by relatively high default rates in the high-yield bond market, primarily due to weak underwriting standards in 1997 and 1998 and a tightening of banks' and the markets' credit standards, which limited companies' access to new capital. As a result, liquidity in the market was limited on the investor side, as mutual fund outflows totaled slightly more than $11 billion during the period, and by broker dealers, who held back from committing significant capital to support the market.

Late in the fiscal year, however, the high yield market received some relief as the Fed held interest rates steady at its meetings in June, August and October 2000 in response to data hinting at a slowdown in the U.S. economy. However, the high-yield bond market was adversely impacted by a series of earnings revisions in September and October, which renewed cyclical and corporate profitability concerns. Towards the end of the period, the U.S. high-yield bond market remained focused on high default rates, potential inflation threats and the magnitude of an economic slowdown.

According to the SSB High-Yield Bond Market Index, the average market yield at October 31, 2000 was 13.44%. This compares to 12.48% at April 28, 2000 and 11.56% at October 29, 1999. Spreads, in the high-yield bond market (as measured by the SSB High-Yield Bond Market Index), which were 559 basis points at October 29, 1999, widened to 611 basis points at April 28, 2000 and further widened to 763 basis points at October 31, 2000. These figures reflect the volatility which has affected the U.S. credit markets as investors initially focused on inflation and interest rates early in the year and, subsequently, became more concerned with credit issues.

Going forward, we believe the high-yield bond market will continue to experience volatility over the course of the Fund's current fiscal year primarily as a result of several factors, including (i) continuing mutual fund outflows, (ii) continued investor concerns over default rates, (iii) reduced secondary market liquidity and (iv) continuing cyclical concerns. In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB grade securities and pursuing selective opportunities in undervalued B and CCC grade securities.

In a continuing effort to provide timely information concerning Salomon Brothers Worldwide Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers Worldwide Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ Heath B. McLendon
HEATH B. MCLENDON
Chairman and President

/s/ Peter J. Wilby                                           /s/ Beth A. Semmel
PETER J. WILBY                                               BETH A. SEMMEL
Executive Vice President                                     Executive Vice President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 2000

                         PRINCIPAL
                         AMOUNT(+)                           SOVEREIGN BONDS(A) -- 85.8%                           VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             ARGENTINA -- 5.4%
                                             Republic of Argentina:
ARS                        1,950,000           8.750%, due 7/10/02.......................................       $  1,767,559
                           3,000,000           14.100% due 11/30/02(b)...................................          2,910,000
                           3,300,000           11.725% due 4/10/05(b)....................................          3,069,000
                             475,000           12.125% due 2/25/19.......................................            407,312
                           1,350,000           12.000% due 2/1/20........................................          1,172,138
ARS                        2,688,951           BOCON, Pro 1, 2.7348% due 4/1/07(b).......................          1,755,044
                             108,000           FRB, Series L, 7.625% due 3/31/05(b)......................             94,905
                                                                                                                ------------
                                                                                                                  11,175,958
                                                                                                                ------------
                                             BRAZIL -- 15.6%
                                             Federal Republic of Brazil:
                             165,000           14.500% due 10/15/09......................................            176,591
                           2,061,000           12.750% due 1/15/20.......................................          1,913,639
                           4,885,000           12.250% due 3/6/30........................................          4,268,269
                          29,751,000           11.000% due 8/17/40.......................................         22,878,519
                           4,780,000           Par Bond, Series Z-L, 6.000% due 4/15/24(b)...............          3,157,787
                                                                                                                ------------
                                                                                                                  32,394,805
                                                                                                                ------------
                                             BULGARIA -- 5.4%
                                             Republic of Bulgaria:
                             650,000           Discount Bond, Series A, 7.750% due 7/28/24(b)............            488,313
                          15,000,000           FLIRB, Series A, 3.000% due 7/28/12(b)....................         10,659,375
                                                                                                                ------------
                                                                                                                  11,147,688
                                                                                                                ------------
                                             COLOMBIA -- 4.4%
                                             Republic of Columbia:
                           4,825,000           12.832% due 8/13/05(b)....................................          4,668,188
                           1,300,000           8.700% due 2/15/16........................................            854,750
                           4,050,000           11.750% due 2/25/20.......................................          3,262,275
                             350,000           8.375% due 2/15/27........................................            216,125
                                                                                                                ------------
                                                                                                                   9,001,338
                                                                                                                ------------
                                             COSTA RICA -- 1.2%
                             850,000           9.995% due 8/1/20(c)......................................            852,125
                           1,900,000           Principal Bond, Series B, 6.250% due 5/21/15..............          1,719,500
                                                                                                                ------------
                                                                                                                   2,571,625
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 2000


                         PRINCIPAL
                         AMOUNT(+)                          SOVEREIGN BONDS(A) (CONTINUED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             CROATIA -- 1.9%
                                             Republic of Croatia:
                           1,590,909           Series A, 7.750% due 7/31/10(b)...........................       $  1,471,591
                           2,612,058           Series B, 7.750% due 7/31/06(b)...........................          2,487,985
                                                                                                                ------------
                                                                                                                   3,959,576
                                                                                                                ------------
                                             ECUADOR -- 1.2%
                                             Republic of Ecuador:
                           1,500,000           4.000% due 8/15/30(b).....................................            572,344
                           4,741,000           4.000% due 8/15/30(b)(c)..................................          1,809,668
                                                                                                                ------------
                                                                                                                   2,382,012
                                                                                                                ------------
                                             IVORY COAST -- 0.6%
                           8,550,000         Ivory Coast, FLIRB, due 3/31/18(d)(e).......................          1,191,656
                                                                                                                ------------
                                             JAMAICA -- 1.1%
                                             Government of Jamaica:
                             700,000           10.875% due 6/10/05.......................................            673,750
                           1,650,000           12.750% due 9/1/07(c).....................................          1,629,375
                                                                                                                ------------
                                                                                                                   2,303,125
                                                                                                                ------------

                                             MEXICO -- 4.9%
                                             United Mexican States:
                           1,125,000           10.375% due 2/17/09.......................................          1,199,531
                           7,927,000           11.375% due 9/15/16.......................................          9,003,090
                                                                                                                ------------
                                                                                                                  10,202,621
                                                                                                                ------------
                                             PANAMA -- 4.2%
                                             Republic of Panama:
                             200,000           8.875% due 9/30/27........................................            169,500
                           1,500,000           9.375% due 4/1/29.........................................          1,445,625
                           7,350,000           IRB, 4.500% due 7/17/14(b)................................          5,838,656
                           1,668,983           PDI Bond, 7.750% due 7/17/16(b)(f)........................          1,300,763
                                                                                                                ------------
                                                                                                                   8,754,544
                                                                                                                ------------
                                             PERU -- 3.9%
                          13,575,000         Republic of Peru, PDI Bond, 4.500% due 3/7/17(b)............          8,161,969
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 2000


                         PRINCIPAL
                         AMOUNT(+)                          SOVEREIGN BONDS(A) (CONCLUDED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             PHILIPPINES -- 2.2%
                                             Republic of Philippines:
                           2,568,000           9.500% due 10/21/24.......................................       $  2,263,050
                           2,666,667           FLIRB, Series B, 7.9375% due 6/1/08(b)....................          2,266,667
                                                                                                                ------------
                                                                                                                   4,529,717
                                                                                                                ------------
                                             POLAND -- 0.5%
                           1,201,000         Republic of Poland, PDI Bond, 6.000% due 10/27/14(b)........          1,113,177
                                                                                                                ------------
                                             RUSSIA -- 18.5%
                                             Russia:
                           2,800,000           10.000% due 6/26/07.......................................          2,103,500
                           5,400,000           8.25% due 3/31/10.........................................          3,483,000
                           5,526,576           8.25% due 3/31/10(c)......................................          3,564,641
                           4,225,000           12.750% due 6/24/28.......................................          3,572,766
                          22,500,000           2.5000% due 3/31/30(b)....................................          8,507,813
                          45,561,250           2.5000% due 3/31/30(b)(c).................................         17,227,848
                                                                                                                ------------
                                                                                                                  38,459,568
                                                                                                                ------------
                                             SOUTH KOREA -- 0.0%
                              50,000         Korea Development Bank, 7.625% due 10/1/02..................             50,062
                                                                                                                ------------

                                             URUGUAY -- 0.8%
                           1,710,526         Uruguay, DCB, Series B, 7.9375% due 2/19/07(b)..............          1,659,210
                                                                                                                ------------
                                             VENEZUELA -- 14.0%
                                             Republic of Venezuela:
                           6,725,000           13.625% due 8/15/18.......................................          6,254,250
                           3,205,000           9.250% due 9/15/27........................................          2,119,306
                           1,890,699           DCB, 7.875% due 12/18/07(b)...............................          1,585,824
                           7,500,000           Discount Bond, Series W-A, 7.5625% due 3/31/20(b).........          6,037,500
                           3,250,000           Discount Bond, Series W-B, 7.875% due 3/31/20(b)..........          2,616,250
                          10,369,065           FLIRB, Series A, 7.625% due 3/31/07(b)....................          8,547,998
                           2,103,000           NMB, Series A, 8.000% due 12/18/05(b).....................          1,787,549
                                                                                                                ------------
                                                                                                                  28,948,677
                                                                                                                ------------

                                             TOTAL SOVEREIGN BONDS (cost $176,556,719)...................        178,007,328
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 2000

                          PRINCIPAL
                          AMOUNT(+)                         LOAN PARTICIPATIONS(A)(G) -- 8.8%                        VALUE
------------------------------------------------------------------------------------------------------------------------------
Yen                        336,800,336         Kingdom of Morocco, Tranche A, 3.0175% due 1/1/09 (Goldman
                                                 Sachs)(b).................................................       $  2,360,858
Yen                        332,500,000         The People's Democratic Republic of Algeria, Tranche 3,
                                                 7.1875% due 3/4/10 (Chase Manhattan)(b)...................          2,102,213
                             3,314,685         The People's Democratic Republic of Algeria, Tranche 1,
                                                 7.1875% due 9/4/06 (Chase Manhattan)(b)...................          2,800,909
                             6,650,000         The People's Democratic Republic of Algeria, Tranche 3,
                                                 7.1875% due 3/4/10 (Chase Manhattan)(b)...................          5,320,000
                             6,176,467         Kingdom of Morrocco, Tranche B, 7.750% due 1/1/04 (Morgan
                                                 Stanley Emerging Markets Inc., Bankers Trust)(b)..........          5,636,027
                                                                                                                  ------------

                                               TOTAL LOAN PARTICIPATIONS (cost $18,722,917)................         18,220,007
                                                                                                                  ------------
                                               CORPORATE BONDS(A) -- 5.0%
------------------------------------------------------------------------------------------------------------------------------
                                               Indonesia:
                             3,000,000           Tjiwi Kimia International Finance Company B.V., 10.000%
                                                   due 8/1/04..............................................          1,590,000
                                               Mexico:
                             2,000,000           Grupo Industrial Durango, 12.000% due 7/15/01.............          2,030,000
                             1,000,000           Hylsa S.A. de C.V., 9.250% due 9/15/07....................            760,000
                             3,000,000           TFM S.A. de C.V., Zero Coupon until 6/15/02 (11.750%,
                                                   thereafter) due 6/15/09.................................          2,175,000
                                               Singapore:
                             2,000,000           APP China Group, 14.000% due 3/15/10(c)...................            845,000
                                               United States:
                             4,825,159           Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.750%
                                                   thereafter) due 4/1/09..................................          3,063,972
                                                                                                                  ------------

                                               TOTAL CORPORATE BONDS (cost $14,296,260)....................         10,463,972
                                                                                                                  ------------
                                               WARRANTS(A) -- 0.0%
------------------------------------------------------------------------------------------------------------------------------
                        2,000 Warrants         APP China Group (Exercisable into 12.914 shares of Asia Pulp
                                                 & Paper at an exercise price of $7.8375 per share)(cost
                                                 $0)(d)....................................................                 20
                                                                                                                  ------------
                                               REPURCHASE AGREEMENT -- 0.4%
------------------------------------------------------------------------------------------------------------------------------
                               768,000         SBC Warburg, 6.540% due 11/1/00; Proceeds at
                                                 maturity -- $768,140; (Fully collateralized by U.S.
                                                 Treasury Note, 13.125% due 5/15/01; Market
                                                 Value -- $784,020) (Cost $768,000)........................            768,000
                                                                                                                  ------------

                                               TOTAL INVESTMENTS -- 100% (cost $209,575,896*)..............       $207,459,327
                                                                                                                  ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 2000

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 547,850,000    US$5,326,689    US$5,133,177    3/12/01       193,512

 (*) Aggregate cost for federal income tax purposes is substantially the same.

 (+) Principal amount denominated in U.S. Dollar unless otherwise indicated.

 (a) All or a portion of these securities are segregated as collateral pursuant to a loan agreement.

 (b) Rate shown reflects current rate on variable rate or step coupon rate instruments.

 (c) Pursuant to Rule 144A under the Securities Act of 1933, this security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

 (d) Non-income producing security.

 (e) Security is currently in default.

 (f) Payment-in-kind security for which part of the income earned may be capitalized as additional principal.

 (g) Participation interests were acquired through the financial institutions indicated parenthetically.

      ARS  --   Argentine Peso.
    BOCON  --   Bonos De Consolidacion.
      DCB  --   Debt Conversion Bond.
    FLIRB  --   Front Loaded Interest Reduction Bond.
      FRB  --   Floating Rate Bond.
      IRB  --   Interest Reduction Bond.
      NMB  --   New Money Bond.
      PDI  --   Past Due Interest.
      Yen  --   Japanese Yen.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS
Investments, at value (cost -- $209,575,896)................  $207,459,327
Receivable for investments sold.............................    21,478,124
Interest receivable.........................................     4,109,051
Net unrealized appreciation on forward foreign currency
  contracts.................................................       193,512
Prepaid expenses............................................         6,280
                                                              ------------
        Total assets........................................   233,246,294
                                                              ------------
LIABILITIES
Payable to bank.............................................           139
Loan payable (Note 5).......................................    60,000,000
Payable for investments purchased...........................     6,366,819
Accrued interest expense on loan (Note 5)...................     1,072,246
Accrued management fee (Note 3).............................       128,004
Accrued administration fee (Note 3).........................        21,493
Accrued expenses............................................       198,281
                                                              ------------
        Total liabilities...................................    67,786,982
                                                              ------------
        Total Net Assets....................................  $165,459,312
                                                              ============
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,762,580 shares outstanding)............................        12,763
Additional paid-in capital..................................   177,804,801
Undistributed net investment income.........................     3,831,694
Accumulated net realized loss on investments................   (14,265,751)
Net unrealized depreciation on investments and foreign
  currencies................................................    (1,924,195)
                                                              ------------
        Total Net Assets....................................  $165,459,312
                                                              ============
NET ASSET VALUE PER SHARE ($165,459,312 / 12,762,580
  shares)...................................................  $      12.96
                                                              ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 2000

NET INVESTMENT INCOME
    INCOME
        Interest............................................                $29,818,114
    EXPENSES
        Interest on loan (Note 5)...........................  $ 5,149,799
        Management fee (Note 3).............................    1,492,701
        Administration fee (Note 3).........................      248,784
        Custody fee.........................................       89,000
        Accounting fee......................................       54,000
        Audit & tax fees....................................       50,000
        Directors' fees & expenses..........................       29,940
        Transfer agent fees.................................       25,490
        Registration fees...................................       24,328
        Legal fee...........................................       22,000
        Printing and mailing fees...........................       10,000
        Other...............................................        1,988
                                                              -----------
        Total expenses......................................                  7,198,030
                                                                            -----------
    Net Investment Income...................................                 22,620,084
                                                                            -----------
NET REALIZED GAIN ON:
        Investments.........................................   19,196,054
        Foreign Currency Transactions.......................       43,333    19,239,387
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
        Investments.........................................   (5,781,614)
        Translation of Foreign Denominated Assets and
        Liabilities.........................................      458,993    (5,322,621)
                                                              -----------   -----------
Net Realized Gain and Change in Net Unrealized
  Appreciation..............................................                 13,916,766
                                                                            -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................                $36,536,850
                                                                            ===========

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended October 31,

                                                                   2000           1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................   $ 22,620,084   $ 22,060,982
    Net realized gain (loss) on investments and foreign
      currency transactions.................................     19,239,387    (14,959,224)
    Change in net unrealized appreciation (depreciation)....     (5,322,621)    42,374,619
                                                               ------------   ------------
    Net increase in net assets from operations..............     36,536,850     49,476,377
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (21,261,199)   (23,109,802)
                                                               ------------   ------------
                                                                (21,261,199)   (23,109,802)
                                                               ------------   ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (89,382 shares issued)................................             --        940,355
                                                               ------------   ------------
TOTAL INCREASE IN NET ASSETS................................     15,275,651     27,306,930
                                                               ------------   ------------
NET ASSETS
    Beginning of year.......................................    150,183,661    122,876,731
                                                               ------------   ------------
    End of year*............................................   $165,459,312   $150,183,661
                                                               ============   ============
*Includes undistributed net investment income of:...........   $  3,831,694   $  3,237,603
                                                               ============   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............     $(253,924,851)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       261,550,185
    Net purchase of short-term portfolio investments........          (513,000)
                                                                 -------------
                                                                     7,112,334
    Net investment income...................................        22,620,084
    Accretion of discount on investments....................        (6,136,878)
    Capitalized income on payment-in-kind securities........          (152,227)
    Net change in receivables/payables related to
     operations.............................................        (2,182,920)
                                                                 -------------
        Net cash flows provided by operating activities.....        21,260,393
                                                                 -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................       (21,261,199)
                                                                 -------------
Net decrease in cash........................................              (806)
Cash at beginning of year...................................               667
                                                                 -------------
Payable to bank at end of year..............................     $        (139)
                                                                 =============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 2000, the Fund paid interest expense of $4,915,073.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed income securities.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this accounting principle will not be material to the financial statements.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 2000, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 aggregated $256,846,290 and $275,651,934, respectively.

The federal income tax basis of the Fund's investments at October 31, 2000 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $2,116,569 (gross unrealized appreciation -- $9,501,276; gross unrealized depreciation -- $11,617,845).

During the year ended October 31, 2000, permanent book/tax differences of $(764,794) arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

The Fund has a capital loss carry forward as of October 31, 2000 of $14,022,000 which expires in 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 5. BANK LOAN

The Fund has outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate is 9.06125% and the maturity date is November 22, 2000. The collateral for the loan was valued at $206,658,175 on October 31, 2000 and is being held in a segregated account by the Fund's custodian. The loan was renewed on November 22, 2000 with an interest rate of 8.45% and a maturity date of May 21, 2001.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The market value of the Fund's loan participations at October 31, 2000 was $18,220,007.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 2000, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 2000, the Fund has outstanding contracts to sell 547,850,000 Japanese Yen for US$ 5,326,689 for a scheduled settlement of March 12, 2001.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO OCTOBER 31, 2000

Subsequent to October 31, 2000, the Board of Directors of the Fund declared dividends of $.11875 per common share payable November 24 and December 29, 2000 to shareholders of record on November 14 and December 12, 2000, respectively.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year:

                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                          2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................   $  11.77      $   9.70      $  15.65      $  15.25      $  10.71
                                        --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................       1.78          1.74          1.87          1.59          1.99
Net realized and unrealized gain
 (loss) on investments...............       1.08          2.15         (5.16)          .30          3.98
                                        --------      --------      --------      --------      --------
   Total from investment
     operations......................       2.86          3.89         (3.29)         1.89          5.97
                                        --------      --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income...........      (1.67)        (1.82)        (1.66)        (1.49)        (1.43)
From net realized gains..............         --            --         (1.00)           --            --
                                        --------      --------      --------      --------      --------
   Total dividends and
     distributions...................      (1.67)        (1.82)        (2.66)        (1.49)        (1.43)
                                        --------      --------      --------      --------      --------
Net asset value, end of period.......   $  12.96      $  11.77      $   9.70      $  15.65      $  15.25
                                        ========      ========      ========      ========      ========
Market price per share, end of
 period..............................   $  11.50      $11.0625      $ 10.875      $13.8125      $  14.00
                                        ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN(a)...........     20.06%        20.49%         4.83%         8.93%        37.34%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest
     expense.........................      4.34%         4.22%         3.48%         3.24%         3.91%
   Total expenses, excluding interest
     expense (operating expenses)....      1.24%         1.36%         1.32%         1.36%         1.44%
   Net investment income.............     13.65%        16.06%        13.35%         9.52%        15.25%
SUPPLEMENTAL DATA:
   Net assets, end of period (000)...   $165,459      $150,184      $122,877      $198,140      $193,014
   Average net assets (000)..........   $165,290      $137,389      $177,337      $211,806      $165,059
   Portfolio turnover rate...........       119%           80%          122%          175%           97%
   Asset coverage for Loan
     outstanding.....................       376%          350%          305%          430%          422%
   Weighted average bank loan
     (000)...........................   $ 60,000      $ 60,000      $ 60,000      $ 60,000      $ 60,000
   Weighted average interest rate on
     bank loan.......................      8.44%         6.45%         6.40%         6.62%         6.80%

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 27, 2000

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                       NET REALIZED AND
                                                                     CHANGE IN UNREALIZED          NET INCREASE
                                                                       GAINS (LOSSES) ON         (DECREASE) IN NET
                                               NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                   INCOME             FOREIGN CURRENCIES            OPERATIONS
                                            ---------------------   -----------------------   -----------------------
                                 TOTAL                     PER                       PER                       PER
      QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
---------------------------------------------------------------------------------------------------------------------
November 1, 1995
 to January 31, 1996.........   7,973,433    6,446,891     .509       35,190,168     2.780      41,637,059     3.290
February 1, 1996
 to April 30, 1996...........   7,977,538    6,270,053     .495       (8,530,399)    (.674)     (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996............   7,736,752    6,151,223     .486        4,345,548      .343      10,496,771      .829
August 1, 1996
 to October 31, 1996.........   7,933,368    6,299,516     .498       19,336,837     1.528      25,636,353     2.026
November 1, 1996
 to January 31, 1997.........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997...........   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997.........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998.........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998...........   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060
May 1, 1998
 to July 31, 1998............   7,207,593    5,598,937     .442      (25,557,878)   (2.019)    (19,958,941)   (1.577)
August 1, 1998
 to October 31, 1998.........   7,548,553    6,220,550     .492      (59,374,787)   (4.680)    (53,154,237)   (4.188)
November 1, 1998
 to January 31, 1999.........   7,463,852    6,159,112     .484        4,274,672      .336      10,433,784       .82
February 1, 1999
 to April 30, 1999...........   7,220,621    5,878,798     .466       24,758,841     1.934      30,637,639      2.40
May 1, 1999
 to July 31, 1999............   6,617,080    4,988,099     .391       (7,538,615)    (.591)     (2,550,516)    (.200)
August 1, 1999
 to October 31, 1999.........   6,556,056    5,034,973     .399        5,920,497      .471      10,955,470      .870
November 1, 1999
 to January 31, 2000.........   6,444,189    4,717,668     .364       11,087,775      .869      15,805,443     1.233
February 1, 2000
 to April 30, 2000...........   6,439,857    4,733,497     .370        6,247,899      .490      10,981,396      .860
May 1, 2000
 to July 31, 2000............   7,125,693    5,178,530     .410        8,308,790      .650      13,487,320     1.060
August 1, 2000
 to October 31, 2000.........   9,808,375    7,990,389     .636      (11,727,698)    (.929)      3,737,309     (.293)


                                   DIVIDENDS AND
                                   DISTRIBUTIONS
                               ----------------------       SHARE PRICE
                                               PER      -------------------
      QUARTERLY PERIOD           AMOUNT       SHARE       HIGH       LOW
-----------------------------  --------------------------------------------
November 1, 1995
 to January 31, 1996.........    4,509,110      .356      13 3/8     11 1/8
February 1, 1996
 to April 30, 1996...........    4,509,109      .356      13 1/2     12 1/8
May 1, 1996
 to July 31, 1996............    4,509,113      .357      13 3/8     12 5/8
August 1, 1996
 to October 31, 1996.........    4,509,111      .356      14 1/4     13 1/4
November 1, 1996
 to January 31, 1997.........    5,268,534      .416      13 7/8     14 7/8
February 1, 1997
 to April 30, 1997...........    4,509,110      .356        14       15 1/4
May 1, 1997
 to July 31, 1997............    4,509,104      .356     16 3/16     14 5/8
August 1, 1997
 to October 31, 1997.........    4,509,104      .356     16 3/16    13 9/16
November 1, 1997
 to January 31, 1998.........   20,093,217     1.589      15 3/4     13 5/8
February 1, 1998
 to April 30, 1998...........    4,509,104      .356    15 11/16   14 11/16
May 1, 1998
 to July 31, 1998............    4,509,112      .356      15 1/4     13 7/8
August 1, 1998
 to October 31, 1998.........    4,511,094      .356      14 1/2      7 1/8
November 1, 1998
 to January 31, 1999.........    9,492,434      .752      12 1/4      9 5/8
February 1, 1999
 to April 30, 1999...........    4,533,053      .356        12      10 3/16
May 1, 1999
 to July 31, 1999............    4,538,585      .356    12 13/16     11 5/8
August 1, 1999
 to October 31, 1999.........    4,545,730      .356    11 15/16     10 3/8
November 1, 1999
 to January 31, 2000.........    7,621,191      .597      11 1/2    10 5/16
February 1, 2000
 to April 30, 2000...........    4,546,670      .356    11 11/16   10 11/16
May 1, 2000
 to July 31, 2000............    4,546,670      .356        11       12 3/4
August 1, 2000
 to October 31, 2000.........    4,546,668      .356        11      13 3/16

--------------------------------------------------------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON

      Managing Director,
      Salomon Smith Barney Inc.
      President and Director, SSB CitiFund
      Management LLC and Travelers
      Investment Advisors, Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

LEWIS E. DAIDONE

      Executive Vice President and Treasurer

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

CHRISTINA T. SYDOR

      Secretary

ANTHONY PACE

      Controller

----------------------
SALOMON BROTHERS
WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

---------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
--------------------------------------------------------------------------------